                           Certificate Number     37514
                                              ----------

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                    [LOGO]

     TO ALL WHOM THESE PRESENTS SHALL COME GREETING: WHEREAS, Articles of Incorporation duly signed and verified of WEST SUBURBAN KIDNEY CENTER, S.C.
have been filed in the Office of the Secretary of State on the 31st day of March A.D. 1969, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, PAUL POWELL, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of incorporation and attach thereto a copy of the Articles of Incorporation of the aforesaid corporation.

          IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 31st day of March A.D. 1969 and of the Independence of the United States the one hundred and 93rd.


                                             /s/ Paul Powell
                                             --------------------------------
                                                       SECRETARY OF STATE

[SEAL]

                                 FORM B C A 17

      BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
                     THE INSTRUCTIONS ON THE BACK THEREOF

                  [THESE ARTICLES MUST BE FILED IN DUPLICATE]

                                                    ----------------------------
                                                    (Do not write in this space)


  STATE OF ILLINOIS   }                             Date Paid  3-31-69
                      }  ss.                        Initial License Fee $    .60
    COOK COUNTY       }                             Franchise Tax       $ 133.34
                                                    Filing Fee          $  75.00
TO PAUL POWELL, Secretary of State:                 Clerk  [SIGNATURE ILLEGIBLE]
                                                    ----------------------------

  The undersigned,

  ------------------------------------------------------------------------------
                                                        Address
     Name                     Number         Street      City     State
  ------------------------------------------------------------------------------

  Robert C. Muehrcke    c/o West Suburban Hospital 518 N, Austin, Oak Park, Ill.
  ------------------------------------------------------------------------------
  Arthur Gene Lawrence  c/o West Suburban Hospital 518 N, Austin, Oak Park, Ill.
  ------------------------------------------------------------------------------
  Joseph B. Moles       c/o West Suburban Hospital 518 N, Austin, Oak Park, Ill.
  ------------------------------------------------------------------------------

  being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

  The name of the corporation hereby incorporated is: WEST SUBURBAN KIDNEY CENTER, S.C.

                                  ARTICLE TWO

  The address of its initial registered office in the State of Illinois is:
  Suite 711, 209 S. LaSalle Street in the City of Chicago, (80604), County of
  -------------------------               ----    -------   -----
                                                          (Zip Code)
  Cook and the name of its initial Registered Agent at said address is: Jerry M.
  ----                                                                  --------
  Reinsdorf
  ---------

                                 ARTICLE THREE

  The duration of the corporation is: perpetual
                                      -----------------------------------------

                                 ARTICLE FOUR

THE PURPOSE OR PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE:

     Medical Corporation: To own, operate and maintain an establishment for the study, diagnosis and treatment of human ailments and injuries, whether physical or mental, and to promote medical, surgical and scientific research and knowledge: provided that medical or surgical treatment, consultation or advice may be given by employees of the corporation only if there are licensed pursuant to the Medical Practice Act.


                                 ARTICLE FIVE

Paragraph 1: The aggregate number of shares which the corporation is authorized to issue 10,000 divided into 3 (three) classes. The designation of each class,
         ------              ---------
the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

             Series     Number of   Par value per share or statement that shares
   Class    (If any)     Shares               are without par value
   common                10,000                      $1.00

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                     NONE

                                 ARTICLE SIX

     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                                                      Total consideration to be
          Class of shares     Number of shares          received therefor:
            common                 1,200                 $  1,200
                                                         $


                                 ARTICLE SEVEN

     The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                 ARTICLE EIGHT

     The number of directors to be elected at the first meeting of the shareholders is: three
                -------

                                 ARTICLE NINE

Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $__________

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $____________

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $__________

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $___________ . The corporation elects to pay the initial franchise tax on the basis of its entire stated capital of the corporation.

     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------
                              __________________________________
                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------
                              __________________________________}  Incorporators
                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------
                              __________________________________
                              __________________________________

     NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.


                           OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS ) ss.
COOK County       )

     [SIGNATURE ILLEGIBLE]. A Notary Public, do hereby certify that on the 28th day of March 1969 Robert C. Muehrcke, Arthur Gene Lawrence and Joseph B. Moles personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.


     Place                                        [SIGNATURE ILLEGIBLE]
                                             ----------------------------------
(NOTARIAL SEAL)                                         Notary Public
     Here


                                 FORM B C A-17
================================================================================

                           ARTICLES OF INCORPORATION

                       WEST SUBURBAN KIDNEY CENTER, S.C.

================================================================================

The following fees are required to be paid at the time of issuing certificate of incorporation: Filing fee, $75.00: Initial license fee of 50c per $1,000.00 or 1/20th of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report Article Six: Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $100.00 and varies monthly on $100.000, or lees, as follows:
January, $150.00: February, ???, March, $133.33: April, $125.00: May, $116.67,
June, ???: July, $100.00: August, $91.47: September, $83.34: October, $75.00:
November, $66.67: December, $54.34. (See Ser. 133 BCA).

In excess of $100.000 the franchise tax per $1,000.00 is as follows: Jan, $1.50:
Feb, 1.4167: March, 1.3334: April, 1.25, May, 1.1667: June, 1.0834: July, $1.00:
Aug, .9167: Sept, .8334: Oct. .75, Nov. 6667: Dec. 5834. All shares issued in excess of the amount mentioned in Article Six of this application must be reported within 60 days from date of issuance thereof and franchise tax and license fee paid thereon: otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a time of not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $1.00 instead of $75.00.



                                                       [SIGNATURE ILLEGIBLE]
================================================================================
                                                         Secretary of State

                            File Number      4947-719-8
                                        ---------------

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                    [LOGO]

     WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF WEST SUBURBAN KIDNEY CENTER, S.C. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 27TH day of FEBRUARY A.D. 1992 and of the Independence of the United States the two hundred and 16TH.


                                                  /s/ George H. Ryan
                                                  ------------------------------
                                                            SECRETARY OF STATE

[SEAL]

Form BCA-10.30         ARTICLES OF AMENDMENT

(Rev. Jan. 1991)                                        File # 4947-719-8
--------------------------------------------------------------------------------

George H. Ryan                                           SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                      ---------------------------
Springfield, IL 62756
Telephone (217) 782-6961                                This space for use by
                                                          Secretary of State
------------------------------------                 Date  2-27-92

                                                     Franchise Tax     $
                                                     Filing Fee        $ 25
remit payment in check or money                      Penalty           $
order, payable to "Secretary of State"

                                                     Approved:
--------------------------------------------------------------------------------

1.  CORPORATE NAME:  West Suburban Kidney Center, S.C
                   -------------------------------------------------------------
                                                                     (Note 1)

2.  MANNER OF ADOPTION:

          The following amendment of the Articles of Incorporation was adopted on February 20, 1992 in the manner indicated below. ("X" one box only)

    [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                     (Note 2)

     [_] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                     (Note 3)

     [_] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                     (Note 4)

     [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;

                                                                     (Note 4)

     [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment;
                                                                     (Note 4)

                              (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

--------------------------------------------------------------------------------
                                  (NEW NAME)

                All changes other than name, include on page 2
                                    (over)

                                  Resolution


     RESOLVED, that paragraphs 1 and 2 of Article V of the Articles of Incorporation of this corporation are hereby changed and amended to read as follows:

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 10,010,000 divided into two (2) classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                                                   PAR VALUE PER SHARE OR
                SERIES        NUMBER               STATEMENT THAT SHARES
CLASS          (if any)     OF SHARES              ARE WITHOUT PAR VALUE
-----          --------     ---------              ----------------------
COMMON           NONE          10,000              $1.00 par value per share

CLASS A          NONE      10,000,000              $1.00 par value per share
PREFERRED

PARAGRAPH 2: The preference, qualification, limitations, restrictions, and the special or relative rights in respect to the shares of each class are:

The stated capital of the Corporation shall be at least equal to the sum of the aggregate par value of all issued shares having par value, plus such amounts as from time to time by resolution of the Board of Directors may be transferred thereto.

Upon dissolution, whether voluntary or involuntary, or upon the insolvency, liquidation or distribution of the assets of the Corporation, the holders of the Class A Preferred Stock shall be first entitled to receive out of the net assets of the Corporation, the par value of $1.00 per share. All of the other assets if there are any, shall be distributed among the holders of shares of the Common Stock.

Class A Preferred Stock of the Corporation shall be non-voting at all times.

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert "No change")

     No Change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (if not applicable, insert "No change")

     No Change

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No Change


                                              Before Amendment  After Amendment
                        Paid-in Capital       $_______________  $______________

                      (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated          2/20              1992     West Suburban Kidney Center, S.C.
           --------------------------,  --    ---------------------------------
                                                   (Exact Name of Corporation)

     attested by /s/ Paul Balter               by /s/ Arthur Morris
                ---------------------------      -------------------------------
                (Signature of Secretary or         (Signature of President or
                 Assistant Secretary)              Vice President)

                Paul Balter, Secretary         Arthur Morris, President
               ----------------------------    ---------------------------------
               (Type or Print Name and Title)   (Type or Print Name and Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated_______________________, 19__

     __________________________________     ____________________________________

     __________________________________     ____________________________________

     __________________________________     ____________________________________

     __________________________________     ____________________________________

                            NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. ((S) 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

          (a) to remove the names and addresses of directors named in the articles of incorporation;

          (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to (S) 5.10 is also filed;

          (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

          (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

          (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S) 9.05.

          (f) to restate the articles of incorporation as currently amended. ((S) 10.15)

NOTE 4: All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

          The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
          a majority within each class when class voting applies.    ((S) 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
          amendment.                                       ((S)(S) 7.10 & 10.20)

                             File Number  4947-719-8
                                         -----------

                              STATE OF ILLINOIS
                                  OFFICE OF
                            THE SECRETARY OF STATE

                                    [LOGO]

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF WEST SUBURBAN KIDNEY CENTER, S.C. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY ,. A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 26th day of April A.D. 1993 and of the Independence of the United States the two hundred and 17th.

                                                      George H Ryan
[SEAL]                                    -------------------------------------
                                                     SECRETARY OF STATE

Form BOA-10.30                           ARTICLES OF AMENDMENT          File# D 4947-719-8

(Rev. Jan. 1991)
---------------------------------------------------------------------------------------------------------
George H. Ryan                                                            SUBMIT IN DUPLICATE
                                                                    -------------------------------------
Secretary of State
Department of Business Services                                          This space for use by
Springfield, IL 62756                                                      Secretary of State
Telephone (217) 782-1832
                                                                         Date 4-26-93
----------------------------------------
                                                                         Franchise Tax      $
Remit payment in check or money                                          Filing Fee         $ 25.00
order, payable to "Secretary of State."                                  Penalty            $

                                                                         Approved: [SIGNATURE ILLEGIBLE]
---------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME:  West Suburban Kidney Center, S.C.
                      ----------------------------------------------------------
                                                                        (Note 1)
2.   MANNER OF ADOPTION AND TEXT OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on November 30, 1992 in the manner indicated below. ("X" one box only)

      [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)

      [_] By a majority of the board of directors, in accordance with Section
          10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)

      [_] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)

      [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                                        (Note 4)

      [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article 1: The name of the corporation is:

                                                                           3x
--------------------------------------------------------------------------------
                                  (NEW NAME)


                All changes other than name, include on page 2
                                    (over)

                               TEXT OF AMENDMENT

    (Any article being amended is required to be set forth in its entirety)

     RESOLVED, that paragraph 1 of Article V of the Articles of Incorporation of this corporation is hereby changed and amended to read as follows:

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 15,010,000 divided into two (2) classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                                                PAR VALUE PER SHARE OR
                 SERIES         NUMBER           STATEMENT THAT SHARES
   CLASS        (if any)       OF SHARES         ARE WITHOUT PARE VALUE
----------     ----------    -------------     --------------------------
COMMON            NONE           10,000         $1.00 par value per share

CLASS A
PREFERRED         NONE       15,000,000         $1.00 par value per share

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (if not applicable, insert "No change")

     No Change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (if not applicable, insert "No change")

     No Change

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No Change

                                           Before Amendment    After Amendment

                    Paid-in Capital        $_______________    $______________

                      (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated   November  30              1992    WEST SUBURBAN KIDNEY CENTER, S.C.
           ---------------------------,  ----- ---------------------------------
                                                    (Exact Name of Corporation)

     attested by (pb) /s/ Paul Balter          by (amm) Arthur M. Morris
                ------------------------------   -------------------------------
                 (Signature of Secretary or        (Signature of President or
                  Assistant Secretary)              Vice President)

                 Paul Balter, M.D., Secretary  Arthur M. Morris, M.D., President
                ------------------------------ ---------------------------------
                (Type or Print Name and Title)   (Type or Print Name and Title)


6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalities of perjury, that the facts stated herein are true.

     Dated _______________________, 19__

     ___________________________________      __________________________________

     ___________________________________      __________________________________

     ___________________________________      __________________________________

     ___________________________________      __________________________________

                            NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
          elected.                                                   ((S) 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

          (a) to remove the names and addresses of directors named in the articles of incorporation;

          (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to (S) 5.10 is also filed;

          (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

          (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

          (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in acccordance with (S) 9.05.

          (f)  to restate the articles of incorporation as currently amended.
                                                                     ((S) 10.15)

NOTE 4: All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

          The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. ((S) 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
          amendment.                                       ((S)(S) 7.10 & 10.20)

          The filing fee for articles of amendment - $25.00
          The filing fee for restated articles - $100.00.

                               STATE OF ILLINOIS
                                   Office of
                            The Secretary of State


Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF WEST SUBURBAN KIDNEY CENTER, S.C. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 11TH day of APRIL A.D. 1996 and of the Independence of the United States the two hundred and 20TH.


                                                  /s/ George H. Ryan
                                                  --------------------------
                                                      Secretary of State

[SEAL]

Form BCA-10.30            ARTICLES OF AMENDENT
(Rev. Jan. 1995                                            File # 4947-719-8
--------------------------------------------------------------------------------
George H Ryan                                              SUBMIT IN DUPLICATE
Secretary of State
Department of Business Servics         FILED               This space for use by
Springfield, IL 62756                                      Secretary of State
Telephone (217) 782-1832            April 11 1996          Date 04-11-96
-------------------------------
Remit payment in check or money                            Franchise Tax  $
order, payable to "Secretary         George  H. Ryan       Filing Fee*    $25.00
of State."                          Secretary of State     Penalty        $

*The filing fee for articles of
amendment. $25.00                                          Approved:
--------------------------------------------------------------------------------

1.   CORPORATE NAME:  West Suburban Kidney Center, S.C.
                    ------------------------------------------------------------
                                                                   (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on 10-1-1995 in the manner indicated below. ("X" one box only)

     [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                   (Note 2)

     [_] By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                                   (Note 2)

     [_] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for adoption of the amendment;

                                                                   (Note 3)

     [_] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statue and by the articles of incorporation were voted in favor of the amendment;

                                                                   (Note 4)

     [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of the directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statue and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;

                                                                   (Note 4 & 5)

     [x] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

          Article 1: The Name of the corporation is:

                         WSKC Dialysis Services, Inc.
--------------------------------------------------------------------------------
                                  (NEW NAME)

              All changes other than the name, include on page 2
                                    (over)

                               TEXT OF AMENDMENT

 b. (if amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

   RESOLVED, that Article Four of the Corporation's Articles of Incorporation is hereby amended to read as follows:

   "The purpose or purposes for which the corporation is organized are:

   Maintain and conduct any and every kind of sales, distribution, leasing, investment, and service business; to manufacture, process, fabricate, rebuild, service, invest in, purchase, sell, lease or otherwise dispose of and generally deal in and with raw materials, products, wares, goods, merchandise and real and personal property, both tangible and intangible, of every kind and description; to make investments of every kind and nature; and to provide services of every kind and character. To acquire, own, use, convey and otherwise dispose of and deal in real property.

   The corporation elects to be governed by the Business Corporation Act and will not engage in the practice of medicine.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

          No Change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

          No Change

          (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

          No Change

                                            Before Amendment   After Amendment

                        Paid-in Capital     $____________   $_____________

               (Complete either item 6 or 7 below. All signatures must be in BLACK INK.)
               ---------

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated    October 1, 1995                WEST SUBURBAN KIDNEY CENTER, S.C.
           ------------- ----              -----------------------------------
                                             (Exact Name of Corporation at date
                                              of execution)

     attested by  /s/ Paul Balter          by /s/ Arthur M. Morris
                 ------------------------    ---------------------------------
                 (Signature of Secretary         (Signature of President or
                 or Assistant Secretary)          Vice President)

              Paul Balter, M.D., Secretary    Arthur M. Morris, M.D., President
              ----------------------------  -----------------------------------
                   (Type or Print Name and       (Type or Print Name and
                    Title)                          Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                      OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated__________________________, 19__
     _____________________________________   ___________________________________
     _____________________________________   ___________________________________
     _____________________________________   ___________________________________
     _____________________________________   ___________________________________

                            NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                      ((S)10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
          (a) to remove the names and addresses of directors named in the articles of incorporation;
          (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to (S) 5.10 is also filed;
          (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
          (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
          (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp", "inc", "co", or "ltd", for a similar word or abbreviation in the name , or by adding a geographical attribution to the name;
          (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S) 9.05,
          (g)  to restate the articles of incorporation as currently amended.
                                                                     ((S) 10.15)

NOTE 4: All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholder's meeting (either annual or special) or (2) by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
          a majority within each class when class voting applies.    ((S)10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
          amendment.                                      ((S) (S) 7.10 & 10.20)

PLEASE TYPE OR PRINT CLEARLY IN BLACK INK          FILING DEADLINE IS: PRIOR TO 03/01/91
                                                   ------------------

   RETURN TO:                                STATE OF ILLINOIS                 CORPORATION
Department of Business Services         DOMESTIC CORPORATION ANNUAL REPORT      FILE NO.
Secretary of State                                                             D 4947-719-8
Springfield IL. 62756
Telephone (217) 782-7808                    YEAR OF 1991

1.)
    CORPORATE NAME                  WEST SUBURBAN KIDNEY CENTER, S.C.
    REGISTERED AGENT                C/O ALLAN S FINGER                 062686
    REGISTERED OFFICE               30 N LASALLE STREET                COOK
    CITY, IL, ZIP CODE              CHICAGO, IL. 60602-2502

                                                                       2.) AGENT/OFFICE CHANGES ONLY (see 11h)
3.) Date Incorporated 03/31/1969                                              WEST SUBURBAN KIDNEY CENT
                                                                              ----------------------------------
                                                                                   Corporation Name

    Give complete address of principal office, if other than above:           David J. Hochman
                                                                              ----------------------------------
    101 N. Scoville                                                                 Registered Agent

    Oak Park, IL 60302                                                        30 N LaSalle Street
                                                                              ----------------------------------
                                                                              Registered Office - Street Address

    Federal Employer identification Number                                    Chicago, Cook, IL 60602-2502
                                                                              ----------------------------------
    (FEIN)  * 362668594                                                       City, County, IL Zip Code

4.) The names and addresses of the officers and directors are: (if officers are directors, so state.)

             NAME                    OFFICE                NUMBER & STREET          CITY          STATE          ZIP
-----------------------------------------------------------------------------------------------------------------------------
  Arthur M. Morris                  President              101 N SCOVILLE, OAK PARK, IL 60301
-----------------------------------------------------------------------------------------------------------------------------
  Paul Balter                       Secretary                          "
-----------------------------------------------------------------------------------------------------------------------------
  Paul Balter                       Treasurer                          "
-----------------------------------------------------------------------------------------------------------------------------
                                     Director              SEE ATTACHED SCHEDULE FOR DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
                                     Director
-----------------------------------------------------------------------------------------------------------------------------
                                     Director
-----------------------------------------------------------------------------------------------------------------------------

5.) The type of business actually conducted in Illinois is: to provide professional medical services

6.) Number of shares authorized and issued (as of 12/31/90)

CLASS                    SERIES                  PAR VALUE           NUMBER AUTHORIZED                  NUMBER ISSUED
-----------------------------------------------------------------------------------------------------------------------------
PAR STOCK                none                     $1.00                    10000                              1,200
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

7a.) The amount of paid-in capital as of 12/31/90                    7b.) The Paid-in Capital as of 12/31/90
                                   is:                                    on record with the Secretary of State is:
     *PAID-IN CAPITAL  $1,200,00                                          TOTAL $1,200
                      --------------                                           -----------
     ** "Paid-in Capital" replaces the terms                              (The figure in item 7b may not be altered.)
       Stated Capital and Paid-in Surplus
       It does not include Retained Earnings.

====================================================================================================================================
                                                       ITEM 8 MUST BE SIGNED

                                                                   Under the penalty of perjury and as an authorized officer,
                                                                   I declare that this annual report and, if applicable, the
                                                                   statement of change of registered agent and/or office,
                                                                   pursuant to provisions of the Business Corporation Act,
                                                                   has been examined by me and is, to the best of my know-
8.) By (amm) /s/ Arthur M. Morris              Pres   2/5/91       ledge and belief, true, correct, and complete.
       -----------------------------------------------------
       (Any Authorized Officer's Signature)   (Title) (Date)

====================================================================================================================================